UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                March 29, 2007

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

((b) On March 29, 2007, Tri Counties Bank announced the resignation of Andrew Mastorakis, Executive Vice President of Retail Banking, effective March 31, 2007.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

    99.1     Press release dated March 29, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 02, 2007                           TRICO BANCSHARES
                                               (Registrant)

                                               By: /s/Thomas J Reddish
                                                   --------------------
                                                   Thomas J. Reddish
                                                   Executive Vice President
                                                   Chief Financial Officer

     TRI COUNTIES BANK ANNOUNCES DEPARTURE OF EVP RETAIL BANKING



PRESS RELEASE                                     Contact:  Thomas J. Reddish
FOR IMMEDIATE RELEASE                             Executive Vice President & CFO
                                                  (530) 898-0300


CHICO, Calif. (March 29, 2007) Tri Counties Bank, a wholly-owned subsidiary of TriCo Bancshares (NASDAQ: TCBK), today announced that its Executive Vice President of Retail Banking, Andrew Mastorakis, has made the decision to leave the company effective March 31, 2007, in order to pursue other opportunities. Mr. Mastorakis has served in this capacity since March, 2000.

"Andy has played an important role as a member of the executive management team of the company and we wish him the very best in his next career move," said Rick Smith, President and Chief Executive Officer.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 31-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 22 in-store branch locations in 22 California counties, and as of December 31, 2006, had over $1.9 billion in assets. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 62 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.